FEBRUARY 28, 2001

SEMIANNUAL REPORT

INVESCO Counselor Series Funds, Inc.

ADVANTAGE FUND

GLOBAL GROWTH FUND


"...WE WILL USE SHORT-TERM MARKET VOLATILITY AS BUYING OPPORTUNITIES, ADDING EXPOSURE TO HIGH-QUALITY STOCKS TRADING AT ATTRACTIVE VALUATIONS."

SEE PAGE 11

[INVESCO ICON] INVESCO FUNDS(R)

A MEMBER OF THE AMVESCAP GROUP

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

TWO STRATEGIES TO MANAGE VOLATILITY

FELLOW SHAREHOLDER:

As you are no doubt aware, the past six months have been a roller coaster ride for investors. The S&P 500 Index lost more than 17% during the period, while the Nasdaq Composite Index declined nearly 50%. This period has been particularly frustrating since market pressures have affected even solidly financed, well-managed companies that continue to execute on their business plans.

Investors often wonder how they can best weather difficult periods such as these. Of course, we all understand the importance of a long-term approach. But even when you stick to a well thought out plan, periods of volatility can be nerve-wracking. That's why you may want to consider diversification strategies that can potentially help insulate your portfolio from market fluctuations. Our Counselor Series Funds offer two attractive alternatives:

o A FLEXIBLE ADVANTAGE. Advantage Fund can use special investment tools to not only manage volatility but even profit from it. During the recent market turmoil, Advantage Fund was able to withstand a market sell-off that took a heavy toll on major market indexes. We view Advantage Fund as an aggressive fund that can help investors enhance their returns in expanding markets, while managing their risk in market declines.

o INTERNATIONAL DIVERSIFICATION. Because overseas markets typically move out of sync with U.S. markets, investors can often offset their exposure to economic downturns at home by investing a portion of their assets globally. A global fund also gives you the opportunity to capitalize on the growth potential of the world's leading companies, regardless of whether they are headquartered inside or outside the United States. Global Growth Fund offers the best of both worlds -- INVESCO Funds' proven growth investing expertise and the opportunity for international diversification.*

Inside this report, you will find more information on Advantage Fund and Global Growth Fund. Both offer investors a way to offset their exposure to U.S. market volatility. And both capitalize on the experience and insights of our broad team of investment professionals, who have extensive experience managing investments in both bull and bear markets. Obviously, past performance is not a guarantee of future results. But, while periods of volatility are never easy to live through, you can be confident that we are working hard to provide you with solid long-term investment performance.

Thank you for your continued confidence.

Sincerely,


/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.


*FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATION.

"WHILE THIS PERIOD HAS BEEN DIFFICULT, IT PRESENTED ADVANTAGE FUND WITH AN OPPORTUNITY TO DEMONSTRATE ITS INVESTMENT FLEXIBILITY, WHICH IS DESIGNED TO CAPITALIZE ON BOTH EXPANDING AND CONTRACTING MARKETS."-PAGE 3

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN.................................1

FUND REPORTS.............................................3

AN INTERVIEW WITH TOM SAMUELSON..........................8

MARKET HEADLINES........................................10

INVESTMENT HOLDINGS.....................................12

FINANCIAL STATEMENTS....................................20

NOTES TO FINANCIAL STATEMENTS...........................26

FINANCIAL HIGHLIGHTS....................................32


                      INVESCO COUNSELOR SERIES FUNDS, INC.
                                  TOTAL RETURN
                             PERIODS ENDED 2/28/01*

                                                Cumulative     Cumulative Return
Fund (Inception)                                  6 months       Since Inception
--------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A (8/00)                    (2.07%)            0.28%
--------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A OFFER PRICE (8/00)+       (2.35%)            0.05%
--------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B (8/00)**                  (2.40%)           (0.05%)
--------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C (8/00)**                  (2.60%)           (0.26%)
--------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS A (12/00)                  N/A           (31.80%)
--------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS A OFFER PRICE (12/00)+     N/A           (31.76%)
--------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS B (12/00)**                N/A           (32.00%)
--------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS C (12/00)**                N/A           (32.00%)
--------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

+INCLUDES MAXIMUM SALES CHARGE OF 5.50% IN THE TOTAL RETURN CALCULATION.

**EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

ADVANTAGE FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past six months have been challenging for equity markets, which struggled against heightened concerns over slowing economic growth and weakening corporate earnings.

While this period has been difficult, it presented the fund with an opportunity to demonstrate its investment flexibility, which is designed to capitalize on both expanding and contracting markets. In particular, the fund's flexible charter allowed us to use short-selling and other special investment tools to manage -- and even capitalize on -- the market's downward volatility. Indeed, we are pleased to report that the fund not only outperformed its benchmark and other market indexes since its inception, it has done so by an impressive margin.

For the six-month period ended February 28, 2001, the value of Advantage Fund-Class A shares edged down just 2.07%, compared with an 18.36% drop in its benchmark, the Russell 3000 Index. In contrast, the S&P 500 Index declined 17.83% during the same period, while the Nasdaq Composite Index plunged 48.84%. Since inception in August 2000, the fund has earned a small positive gain, again well outpacing other market indexes. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                                 ADVANTAGE FUND
                              TOP 10 LONG POSITIONS
                       % OF TOTAL NET ASSETS AS OF 2/28/01
--------------------------------------------------------------------------------

Mattel Inc.................................................................3.80%

Global Marine..............................................................3.09%

Lockheed Martin............................................................3.02%

Barrett Resources..........................................................2.77%

Tricon Global Restaurants..................................................2.76%

Nabors Industries..........................................................2.54%

Raytheon Co Class A Shrs...................................................2.36%

CSX Corp...................................................................2.10%

El Paso....................................................................2.03%

American Home Products.....................................................1.94%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

GROWTH STOCK PERFORMANCE VACILLATES

The fund's performance early in the period reflected its emphasis on leading companies in growth industries, such as Internet infrastructure, telecommunications optical networking, and computer software. Selective investments in financial services, energy, and power production also contributed to performance. Nonetheless, as the market environment became more inhospitable and valuations came under pressure, the fund adopted a more defensive strategy that focused on quality companies in the energy, consumer staples, and consumer cyclical sectors. This strategy paid off, and solid performance by many of these defensive holdings benefited fund performance late in 2000 and early in 2001.

ENERGY STOCKS REMAIN A FOCUS

In particular, the portfolio remains overweight in energy relative to its benchmark. We continue to emphasize power companies and North American natural gas companies -- such as Barrett Resources and Nabors Industries. Both companies are capitalizing on tight industry capacity and surging prices in the natural gas market. Recently, our analysis of the energy situation also led us to increase our exposure to the transportation sector, especially to railroads. Railroads will benefit not only from lower interest rates, but also from tight fuel supplies, since they ship most of the nation's coal production.

We also increased the fund's exposure to select companies in other sectors that have historically outperformed in an environment of falling interest rates. These included financial services firms and a number of high-quality consumer cyclical companies. Additionally, we uncovered opportunities in select defense contractors that are likely to benefit from increased defense spending under the new presidential administration.

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS A
            GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class A to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the six month period ended 2/28/01.

      INVESCO Advantage Fund - Class A          Russell 3000 Index(2)

8/00  $10,000                                   $10,000
2/01  $10,028                                   $8,164

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS A OFFER PRICE
            GROWTH OF $10,000(1),(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class A Offer Price to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the six month period ended 2/28/01.

      INVESCO Advantage Fund - Class A
      Offer Price                               Russell 3000 Index(2)

8/00  $10,000                                   $10,000
2/01  $10,005                                   $8,164

HEDGING TECHNOLOGY STOCKS HELPED FUND OUTPERFORM

Our relative performance was also aided by our well-hedged strategy within the technology sector, where we maintained an almost equal number of long and short positions. This approach insulated our results from the recent correction, and in some cases even allowed us to benefit from price declines. While we are concerned about the limited earnings visibility attached to many of these companies, we believe in the long-term growth potential in this area. For this reason, we remain alert to the eventual bottoming-out in technology share prices, some of which now discount the worst-case scenario. And we will look for opportunities to rebuild our technology exposure, selectively buying high-quality companies that win our confidence.

--------------------------------------------------------------------------------
                                 ADVANTAGE FUND
                             TOP 10 SHORT POSITIONS
                       % OF TOTAL NET ASSETS AS OF 2/28/01
--------------------------------------------------------------------------------
Convergys Corp...........................................................(3.19%)

CIGNA Corp...............................................................(1.94%)

Trigon Healthcare........................................................(1.60%)

Wal-Mart Stores..........................................................(1.33%)

MBNA Corp................................................................(1.17%)

Harley-Davidson Inc......................................................(1.15%)

CSG Systems International................................................(1.00%)

Capital One Financial....................................................(0.98%)

Telephone & Data Systems.................................................(0.83%)

American International Group.............................................(0.73%)

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL 3000 INDEX CONSISTS OF 3,000 STOCKS, PRIMARILY ISSUED BY U.S. COMPANIES, THAT INCLUDE ISSUES OF ALL SIZES, FROM LARGE TO SMALL-CAPITALIZATION COMPANIES. THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

(3)INCLUDES MAXIMUM SALES CHARGE OF 5.50%.

(4)EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS SAMUELSON OMITTED]

THOMAS SAMUELSON, CFA
ADVANTAGE FUND

VICE PRESIDENT TOM SAMUELSON HAS MORE THAN 15 YEARS OF INVESTMENT EXPERIENCE SERVING AS PORTFOLIO MANAGER FOR BOTH MUTUAL FUNDS AND HEDGE PORTFOLIOS. PREVIOUSLY, TOM WAS PRESIDENT OF DENVER ENERGY ADVISORS AND MANAGING DIRECTOR OF EASTGATE MANAGEMENT, BOTH ENERGY HEDGE FUNDS. HE ALSO COMPLETED THE PRESTIGIOUS SWISS BANK DERIVATIVES PROGRAM. TOM MANAGED INVESCO'S ENERGY FUND FROM 1995 TO 1996. HE IS A CHARTERED FINANCIAL ANALYST AND RECEIVED HIS MBA AND BACHELOR'S DEGREE FROM THE UNIVERSITY OF TULSA.

"...WE WILL LOOK FOR OPPORTUNITIES TO REBUILD OUR TECHNOLOGY EXPOSURE, SELECTIVELY BUYING HIGH-QUALITY COMPANIES THAT WIN OUR CONFIDENCE."

While the period since the fund's inception has been challenging, we are pleased that our investment strategy and flexible mandate have proven their mettle in a bear market. At the same time, we look forward to showing what the fund can do in a friendlier environment as we use modest leverage to capitalize on our best ideas, providing investors with the potential for dynamic returns. (Past performance is not a guarantee of future results.)

PIE CHART:      ADVANTAGE FUND
                SECTOR DIVERSIFICATION
                AS OF 2/28/01

[PIE CHART]

% OF TOTAL NET ASSETS

Energy..........................19.33%

Consumer Cyclicals..............11.89%

Capital Goods...................11.49%

Transportation...................5.32%

Health Care......................4.02%

Consumer Staples.................3.78%

Utilities........................3.11%

Technology.......................2.37%

Basic Materials..................0.15%

Communication Services..........(0.84%)

Finance.........................(3.95%)

Net Cash & Cash Equivalents.....43.33%

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS B
            GROWTH OF $10,000(1),(4)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class B to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the six month period ended 2/28/01.

      INVESCO Advantage Fund - Class B          Russell 3000 Index(2)

8/00  $10,000                                   $10,000
2/01  $9,995                                    $8,164

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS C
            GROWTH OF $10,000(1),(4)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class C to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the six month period ended 2/28/01.

      INVESCO Advantage Fund - Class C          Russell 3000 Index(2)

8/00  $10,000                                   $10,000
2/01  $9,974                                    $8,164

GLOBAL GROWTH FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the three-month period ended February 28, 2001, since the fund's inception, the value of Global Growth Fund-Class A shares declined 31.80%, compared with a 5.08% drop in the MSCI-World Index. (Of course, past performance is not a guarantee of future results.)(5),(6)

The fund was launched at the start of December -- right into one of the worst bear markets in years. Growth stocks in particular fell out of favor, as deteriorating economic growth, downscaled technology spending plans, and disappointing corporate earnings guidance soured investors' appetite for technology and telecommunications shares. The ensuing sell-off was indiscriminate, and high-quality companies with solid earnings prospects were punished along with those struggling against inventory overhangs and slowing demand.

HIGH CASH POSITION HINDERS JANUARY PERFORMANCE

Because of the inhospitable market environment, the fund was initially managed with a conservative strategy that was slow to invest cash into growth stocks that appeared at risk for further corrections. Consequently, the portfolio was left with a relatively high cash balance at the end of 2000. While this cash helped cushion the fund against December market volatility, it also hindered our ability to fully participate in the January rally in growth stocks that followed the Federal Reserve's surprise interest rate cut. While our efforts to fully invest the fund intensified as stocks rallied, our failure to be fully positioned for this resurgence weighed heavily on our relative performance.

CAPITALIZING ON MARKET WEAKNESS

While we were disappointed with this development, we are now focusing on positioning the fund for the future, investing assets into many of the world's best growth companies. Unfortunately, growth stocks again fell out of favor in February as earnings fears resurfaced, and negative investor sentiment even overshadowed the dominant, well-financed companies we favor. Nonetheless, we used the correction as a buying opportunity, adding to some of our favorite names while they were trading at compelling valuations.

While the fund remains underweight in technology stocks, a number of our high-profile tech holdings withstood the most recent sell-off to contribute to performance. One standout was AOL Time Warner, our largest holding. This recently merged media powerhouse combines AOL's Internet marketing and distribution capabilities with Time Warner's inventory of content. We believe it is well positioned to dominate its chosen market.

We also used recent market weakness to initiate positions in a number of attractive stocks. For example, we added McLeodUSA Inc, one of the best-positioned and most solidly financed telecommunications carriers in the United States. Companies such as McLeodUSA are challenging incumbent Bell operating companies, rolling out enhanced voice and data services.

--------------------------------------------------------------------------------
                               GLOBAL GROWTH FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 2/28/01
--------------------------------------------------------------------------------

AOL Time Warner............................................................6.61%

Microsoft Corp.............................................................5.06%

Citigroup Inc..............................................................4.48%

Genentech Inc..............................................................4.22%

EMC Corp...................................................................4.05%

Maxim Integrated Products..................................................3.71%

Schwab (Charles) Corp......................................................3.58%

JDS Uniphase...............................................................3.58%

NASDAQ-100 Trust, Series 1 Shrs............................................3.55%

Teva Pharmaceutical Industries Sponsored ADR
   Representing Ord Shrs...................................................3.42%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

HEALTH CARE STOCKS BOLSTER PERFORMANCE

Health care is another sector where we are finding opportunities, and we are upbeat on the intersection of demand and innovation that is driving industry evolution. Recently, pharmaceutical stocks have also been favored for their earnings predictability, which is particularly appealing in a less certain economic environment. A number of our drug stocks, including Switzerland's Novartis AG, aided our relative performance.

LINE GRAPH: INVESCO GLOBAL GROWTH FUND - CLASS A
            GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Global Growth Fund - Class A to the value of a $10,000 investment in the MSCI - World Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the two month period ended 2/28/01.

      INVESCO Global Growth Fund - Class A      MSCI - World Index(6)

12/00 $10,000                                   $10,000
2/01  $6,820                                    $9,492

LINE GRAPH: INVESCO GLOBAL GROWTH FUND - CLASS A OFFER PRICE
            GROWTH OF $10,000(5),(7)

This line graph compares the value of a $10,000 investment in INVESCO Global Growth Fund - Class A Offer Price to the value of a $10,000 investment in the MSCI - World Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the two month period ended 2/28/01.

      INVESCO Global Growth Fund - Class A
      Offer Price                               MSCI - World Index(6)

12/00 $10,000                                   $10,000
2/01  $6,824                                    $9,492

FOCUSING ON THE WORLD'S BEST COMPANIES

We remain committed to our investment strategy of investing in the best-managed companies at home and abroad. These are firms that have a strong track record of performance and benefit from dominant positions in growth markets protected by high barriers to entry. To find these companies, we are committed to a research-driven approach, leveraging the expertise and insight of INVESCO's growth and sector teams as well our resources overseas. While the fund currently maintains a relatively high weighting in U.S. companies, this positioning is a byproduct of our stock-by-stock selection process, and reflects the mix of compelling investment opportunities we are currently finding. Nonetheless, our ongoing research process remains focused on identifying the best growth companies all over the globe.

LINE GRAPH: INVESCO GLOBAL GROWTH FUND - CLASS B
            GROWTH OF $10,000(5),(8)

This line graph compares the value of a $10,000 investment in INVESCO Global Growth Fund - Class B to the value of a $10,000 investment in the MSCI - World Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the two month period ended 2/28/01.

      INVESCO Global Growth Fund - Class B      MSCI - World Index(6)

12/00 $10,000                                   $10,000
2/01  $6,800                                    $9,492

LINE GRAPH: INVESCO GLOBAL GROWTH FUND - CLASS C
            GROWTH OF $10,000(5),(8)

This line graph compares the value of a $10,000 investment in INVESCO Global Growth Fund - Class C to the value of a $10,000 investment in the MSCI - World Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the two month period ended 2/28/01.

      INVESCO Global Growth Fund - Class C      MSCI - World Index(6)

12/00 $10,000                                   $10,000
2/01  $6,800                                    $9,492

PIE CHART:      GLOBAL GROWTH FUND
                SECTOR DIVERSIFICATION
                AS OF 2/28/01

[PIE CHART]

% OF TOTAL ASSETS

Technology..........................44.96%

Health Care.........................14.05%

Finance.............................12.95%

Communication Services..............11.41%

Consumer Staples....................10.08%

Consumer Cyclicals...................6.13%

Capital Goods........................3.05%

Basic Materials......................1.92%

Energy...............................1.56%

Other Sectors........................3.55%

Net Cash & Cash Equivalents.........(9.66%)

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE MSCI-WORLD INDEX IS A WORLD INDEX MEASURING MARKET PERFORMANCE IN 22 COUNTRIES, INCLUDING THE US. IT'S WEIGHTED BY BOTH COUNTRY AND INDUSTRY AND IS DIVIDED INTO 8 ECONOMIC SECTORS AND 38 INDUSTRY GROUPS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

(7)INCLUDES MAXIMUM SALES CHARGE OF 5.50%.

(8)EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

FUND MANAGEMENT

[PHOTOGRAPH OF DOUGLAS J. MCELDOWNEY OMITTED]

DOUGLAS J. MCELDOWNEY, CFA, CPA
GLOBAL GROWTH FUND

DOUGLAS MCELDOWNEY IS A VICE PRESIDENT AT INVESCO FUNDS GROUP. HE IS MANAGER OF GLOBAL GROWTH FUND AND CO-MANAGER OF BLUE CHIP GROWTH FUND. DOUG RECEIVED HIS BA FROM THE UNIVERSITY OF KENTUCKY AND HIS MBA FROM ROLLINS COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1984. HE IS A CHARTERED FINANCIAL ANALYST AND CERTIFIED PUBLIC ACCOUNTANT.

QUESTIONS & ANSWERS

AN INTERVIEW WITH ADVANTAGE FUND MANAGER TOM SAMUELSON

DISCOVERING OPPORTUNITY IN A DIFFICULT MARKET

[PHOTOGRAPH OF TOM SAMUELSON OMITTED]

WHILE THE PERIOD SINCE ADVANTAGE FUND'S INCEPTION HAS WITNESSED HEIGHTENED MARKET VOLATILITY, THE FUND HAS TURNED IN STRONG RELATIVE PERFORMANCE. TO WHAT DO YOU ATTRIBUTE THESE RESULTS?

TOM SAMUELSON: This challenging period provided us with an opportunity to demonstrate the fund's investment flexibility. I attribute the fund's strong relative outperformance to our ability to use short-selling and other tools to safeguard against -- and even capitalize on -- the market's downward volatility.

These are advanced asset management techniques that historically were only available to hedge funds and institutions. They proved their worth through an extremely difficult period, enabling us to preserve capital and also make some money. Now we look forward to demonstrating how these tools can help augment returns in a rising market. Of course, past performance is not a guarantee of future results.

WHAT TOOLS DID YOU USE TO MANAGE DOWNWARD VOLATILITY?

TOM SAMUELSON: One technique we employed was protective call writing, which insulates our core positions from day-to-day market fluctuations. We also used short positions to dampen volatility and profit from select stock price declines. When we sell a stock short, we sell borrowed shares with the expectation of buying them back at a lower future price. This strategy enabled the fund to capitalize on the sharp correction in stock prices, particularly in the technology sector.*

TECHNOLOGY STOCKS HAVE BEEN HIT HARD IN THE RECENT MARKET DOWNTURN. WHAT HAS BEEN YOUR STRATEGY IN THIS ARENA?

TOM SAMUELSON: While we remained confident of the long-term potential attached to many of our favorite technology-related companies, we also recognized that market volatility was taking a sharp toll on stocks across the entire sector. Consequently, we reduced the fund's technology weighting below that of the Russell 3000 Index. At the same time, we offset our investments in high-quality technology names by taking short positions in an almost equal number of less stable stocks. This strategy helped immunize performance from sustained volatility in the technology sector, and allowed us to benefit from select price declines.

While this strategy has worked in our favor, we also believe that the tremendous sell-off in the technology sector could be nearing a bottom. Consequently, we remain on the lookout for high-quality tech companies selling at compelling valuations as we endeavor to increase the fund's exposure to this traditional growth area of the economy.

"OUR EXPERIENCED SECTOR FUND MANAGERS, IN PARTICULAR, ARE AN INVALUABLE RESOURCE WHEN IT COMES TO DECIDING WHETHER WE SHOULD TAKE CONCENTRATED POSITIONS IN POTENTIALLY HIGH PERFORMING ECONOMIC SECTORS."

WHAT OTHER SECTORS ARE YOU FOCUSING ON?

TOM SAMUELSON: The fund remains overweight in energy stocks, particularly in North American natural gas producers capitalizing on what we anticipate will be a multiyear investment cycle. We also raised the fund's exposure to companies expected to benefit from lower interest rates. These include high-quality financial services shares and select consumer cyclical stocks. In addition, we have maintained exposure to our favorite health care providers, which are meeting growing demand with innovative new products.

HOW DO YOU SELECT INVESTMENTS FOR THE FUND?

TOM SAMUELSON: The fund's positioning reflects our ongoing analysis of the market's best investment opportunities. In selecting investments, we rely on hands-on research and careful analysis of company fundamentals. We also call on the expertise and insights of INVESCO Funds' entire growth and sector investment teams. Our experienced sector fund managers, in particular, are an invaluable resource when it comes to deciding whether we should take concentrated positions in potentially high-performing economic sectors.

HOW DO YOU EXPECT THE FUND TO PERFORM IN A REBOUNDING EQUITY MARKET?

TOM SAMUELSON: Again, the fund is designed with all-weather capabilities, and we have tools at our disposal that can help the fund fully capitalize on an expanding market. For one thing, our mandate allows us to take concentrated positions, investing up to one-fourth of fund assets in a single holding. And we may invest a significant portion of assets in a comparatively small number of economic sectors. This flexibility allows us to act decisively when we find compelling opportunities. The fund can also use modest amounts of leverage -- that is, borrowed money -- to take larger bets in stocks that really win our confidence. Through all of these strategies, we can potentially provide investors with enhanced returns in an expanding market.

* THE FUND MAY BE REQUIRED TO PAY A PREMIUM TO BORROW SECURITIES, AND JUST AS THERE IS NO GUARANTEE A STOCK PURCHASED WILL RISE, THERE IS NO GUARANTEE A STOCK "SHORTED" WILL FALL.

LEVERAGING IS BORROWING MONEY TO BUY SECURITIES. IF THE PRICES OF THOSE SECURITIES DECREASE, OR IF THE COST OF BORROWING EXCEEDS ANY INCREASES IN THE PRICES OF THOSE SECURITIES, THE NET ASSET VALUE OF THE FUND'S SHARES WILL DECREASE FASTER THAN IF THE FUND HAS NOT USED LEVERAGE. TO REPAY BORROWINGS, THE FUND MAY HAVE TO SELL SECURITIES AT A TIME AND AT A PRICE THAT IS UNFAVORABLE TO THE FUND. INTEREST ON BORROWINGS IS AN EXPENSE THE FUND WOULD NOT OTHERWISE INCUR.

THE FUND SEEKS TO PARTICIPATE IN THE INITIAL PUBLIC OFFERING (IPO) MARKET, AND A SIGNIFICANT PORTION OF THE FUND'S RETURNS MAY BE ATTRIBUTABLE TO IPO INVESTMENTS. WHILE IPOS MAY SIGNIFICANTLY ENHANCE FUND RETURNS, THERE IS NO GUARANTEE THAT THE MARKET FOR THESE SECURITIES WILL CONTINUE TO BE ROBUST. ALSO, THIS TYPE OF SECURITY MAY HAVE LIMITED LIQUIDITY.

THE PRINCIPAL RISK OF INVESTING IN DERIVATIVES, SUCH AS OPTIONS, IS THAT THE FLUCTUATIONS IN THEIR VALUES MAY NOT CORRELATE PERFECTLY WITH THE OVERALL SECURITIES MARKETS AND MAY BE MORE SENSITIVE TO INTEREST RATE CHANGES AND MARKET PRICE FLUCTUATIONS THAN OTHERS. FURTHER, THE USE OF OPTIONS MAY INCREASE MARKET RISK FOR THE FUND.

MARKET HEADLINES

MARKET OVERVIEW

SEPTEMBER 2000 THROUGH FEBRUARY 2001

The past six months have seen heightened stock price volatility, as a slowing economy and associated pressure on corporate earnings kept pressure on equity markets. Much of the bad news came from the technology sector, where companies struggled against a cyclical slowdown in the semiconductor, personal computer, and networking equipment industries. Demand failed to keep pace with expectations, inventories accumulated, and sagging pricing power and rising energy prices squeezed profit margins. Exacerbating this weakness were the highly publicized funding problems facing many Internet companies and competitive telecommunications carriers, which were forced to cut back their spending plans. Against this backdrop, a number of high-profile companies missed their earnings targets and lowered expectations for 2001. While these missteps were punished severely by the market, the ensuing sell-off affected even companies that reported healthy numbers.

As concerns over earnings mounted, investors abandoned shares in many of the technology and other growth-oriented companies previously in favor. These pressures affected not only U.S. firms, but many leading growth companies worldwide. At the same time, investors rotated into more defensive investments, including U.S. Treasury bonds and shares in traditionally defensive industries such as health care, utilities and energy.

By the fourth quarter, weakening economic data sparked hopes that the Federal Reserve would abandon its inflation-fighting focus by lowering interest rates. These hopes grew in December after the Fed adopted a bias toward credit easing -- a move that paved the way for a surprise interest rate cut on January 3, 2001. This rate cut triggered a rally in growth shares as investors sought out higher-valuation stocks likely to benefit from an environment of lower interest rates. But the improvement proved short-lived, despite the Fed's subsequent rate cut at the end of January. As earnings fears again took center stage, investors abandoned growth stocks in favor of more defensive investments in companies prized for their stable, predictable income. The sell-off continued in February after an anticipated central bank rate cut failed to materialize, and investors faced the likelihood that the economic and earnings picture might deteriorate further before it improved.

Nonetheless, recent data have suggested that the economy may be firming. Reports on factory orders and industrial products have been less negative than investors feared. Moreover, while consumer confidence has been hurt by layoffs, higher home heating costs, and retreating equity prices, consumer spending has held up relatively well. One reason has been the prospect of lower interest rates, which could potentially spur home buying and refinancing activity. Additionally, economic growth overseas remains relatively resilient, with Europe experiencing its strongest economy in a decade. Finally, while investors were spooked by higher-than-expected increases in the January consumer and producer price reports, these gains were largely due to special factors, such as a temporary surge in tobacco prices. Moreover, the continued stability of gold and other commodity prices suggests that inflation pressures remain benign.

In his late February Congressional testimony, Fed Chairman Alan Greenspan stressed that the economy is enduring an inventory correction that will likely play out by the end of the year, setting the stage for an economic rebound. He also noted that productivity growth remains strong, suggesting that the economy has the potential to sustain a non-inflationary expansion. At the same time, he cautioned that the environment holds risks -- including the ongoing cloud over consumer and investor confidence. While the interest rate reduction at the March meeting of the Federal Reserve Open Market Committee will likely not have a direct economic impact for six to nine months, this move could spark a turnaround in consumer and investor sentiment.

"WITH PRICES OF MANY STOCKS SEEMING TO FACTOR IN THE WORST-CASE SCENARIO, WE ARE ENCOURAGED ABOUT PROSPECTS FOR A MARKET RESURGENCE."

Such a shift could be important, since recent market action has demonstrated the role that investor sentiment has played in the ongoing correction. In many cases, companies that met or exceeded their earnings targets still saw their shares come under selling pressure. With prices of many stocks seeming to factor in the worst-case scenario, we are encouraged about prospects for a market resurgence. Indeed, recent interest rate cuts -- combined with the reduction of inventories -- suggest that the economy could rebound in the second half of the year, setting the stage for improvement in earnings growth and stock market performance. For this reason, we will use short-term market volatility as buying opportunities, adding exposure to high-quality stocks trading at attractive valuations. We are confident that investors will reward the companies we own for their solid fundamentals and their ability to grow earnings in any kind of economic environment.

STATEMENT OF INVESTMENT SECURITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2001
UNAUDITED

                                                                                     SHARES,
                                                                                   PRINCIPAL
                                                                    COUNTRY        AMOUNT OR
                                                                    CODE IF        NUMBER OF
%      DESCRIPTION                                                   NON US        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------
ADVANTAGE FUND
78.76  INVESTMENT SECURITIES HELD
75.84  COMMON STOCKS
8.11   AEROSPACE & DEFENSE
       Lockheed Martin(a)                                                             90,000  $   3,371,400
       Northrop Grumman                                                               20,000      1,879,000
       Raytheon Co Class A Shrs(a)                                                    80,000      2,636,800
       United Technologies(a)                                                         15,000      1,168,650
===========================================================================================================
                                                                                                  9,055,850
1.39   AIR FREIGHT
       CNF Inc(a)                                                                     45,000      1,554,300
===========================================================================================================
2.18   AUTO PARTS & EQUIPMENT
       Goodyear Tire & Rubber                                                         20,000        510,000
       Lear Corp(b)                                                                   60,000      1,923,600
===========================================================================================================
                                                                                                  2,433,600
0.62   COMMERCIAL FINANCE
       CIT Group Class A Shrs                                                         30,000        693,000
===========================================================================================================
3.58   COMPUTER SOFTWARE & SERVICES
       Citrix Systems(a)(b)                                                           30,000        780,000
       Compuware Corp(b)                                                             100,000      1,031,250
       Informix Corp(b)                                                              100,000        712,500
       Legato Systems(b)                                                              50,000        637,500
       Parametric Technology(b)                                                       35,000        465,938
       Peregrine Systems(b)                                                           15,000        369,375
===========================================================================================================
                                                                                                  3,996,563
0.76   CONSUMER FINANCE
       NextCard Inc(b)                                                                90,000        843,750
===========================================================================================================
0.40   ELECTRIC UTILITIES
       Calpine Corp(b)                                                                10,000        444,900
===========================================================================================================
1.37   ENGINEERING & CONSTRUCTION
       Fluor Corp(b)                                                                  40,000      1,524,800
===========================================================================================================
1.81   GAMING
       Harrah's Entertainment(a)(b)                                                   65,000      2,016,300
===========================================================================================================
2.57   HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Becton Dickinson & Co                                                          30,000      1,079,400
       STERIS Corp(b)                                                                 25,000        467,500
       Varian Medical Systems(b)                                                      20,000      1,328,000
===========================================================================================================
                                                                                                  2,874,900
2.09  HEALTH CARE -- SERVICES
      Caremark Rx(b)                                                                 120,000      1,680,000
                                                                                     SHARES,
                                                                                   PRINCIPAL
                                                                    COUNTRY        AMOUNT OR
                                                                    CODE IF        NUMBER OF
%      DESCRIPTION                                                   NON US        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------
       Sierra Health Services(b)                                                     125,000  $     656,250
===========================================================================================================
                                                                                                  2,336,250
4.94   HEALTH CARE DRUGS -- PHARMACEUTICALS
       American Home Products                                                         35,000      2,161,950
       Longs Drug Stores                                                              25,000        697,500
       Pfizer Inc                                                                     45,000      2,025,000
       Salix Pharmaceuticals Ltd(b)                                                   50,000        631,250
===========================================================================================================
                                                                                                  5,515,700
0.15   IRON & STEEL
       Oregon Steel Mills                                                             42,800        170,344
===========================================================================================================
0.76   LEISURE TIME
       Royal Caribbean Cruises Ltd(a)                                                 30,000        847,500
===========================================================================================================
0.76   LODGING -- HOTELS
       Marriott International Class A Shrs(a)                                         20,000        853,600
===========================================================================================================
2.72   NATURAL GAS
       El Paso(a)                                                                     32,300      2,270,690
       Western Gas Resources(a)                                                       30,000        762,000
===========================================================================================================
                                                                                                  3,032,690
1.00   OFFICE EQUIPMENT & SUPPLIES
       Staples Inc(b)                                                                 75,000      1,115,625
===========================================================================================================
10.18  OIL & GAS -- DRILLING & EQUIPMENT
       Global Marine(a)(b)                                                           120,000      3,445,200
       Key Energy Services(b)                                                        120,000      1,392,000
       Nabors Industries(b)                                                           50,000      2,835,000
       Noble Drilling(b)                                                              30,000      1,396,500
       Precision Drilling(b)                                                          25,000      1,060,000
       Pride International(b)                                                         50,000      1,240,000
===========================================================================================================
                                                                                                 11,368,700
8.96   OIL & GAS -- EXPLORATION & PRODUCTION
       Alberta Energy Ltd                                                             25,000      1,115,000
       Barrett Resources(a)(b)                                                        70,000      3,097,500
       Canadian Hunter Exploration Ltd(b)                                             80,000      1,959,760
       Genesis Exploration Ltd(b)                                                    150,000      1,352,234
       Ocean Energy                                                                   30,000        540,000
       Penn West Petroleum Ltd(b)                                                     50,000      1,306,506
       Suncor Energy                                                                  25,000        640,750
===========================================================================================================
                                                                                                 10,011,750
1.01   POLLUTION CONTROL
       Allied Waste Industries(b)                                                     70,000      1,130,500
===========================================================================================================
0.53   PUBLISHING
       Donnelley (R R) & Sons                                                         20,000        593,000
===========================================================================================================
3.93   RAILROADS
       Burlington Northern Santa Fe(a)                                                50,000      1,500,500
       CSX Corp(a)                                                                    70,000      2,340,800

                                                                                     SHARES,
                                                                                   PRINCIPAL
                                                                    COUNTRY        AMOUNT OR
                                                                    CODE IF        NUMBER OF
%      DESCRIPTION                                                   NON US        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------

       Union Pacific                                                                  10,000  $     549,400
===========================================================================================================
                                                                                                  4,390,700
2.76   RESTAURANTS
       Tricon Global Restaurants(b)                                                   80,000      3,080,000
===========================================================================================================
3.29   RETAIL -- DEPARTMENT STORES
       Ames Department Stores(b)                                                     100,000        387,500
       Dillard's Inc Class A Shrs                                                     25,000        470,000
       Penney (J C) Co(a)                                                            100,000      1,618,000
       Saks Inc(b)                                                                   100,000      1,200,000
===========================================================================================================
                                                                                                  3,675,500
0.58   RETAIL -- FOOD CHAINS
       Koninklijke Ahold NV Sponsored ADR
         Representing Ord Shrs                                                        20,000        652,200
===========================================================================================================
1.19   RETAIL -- SPECIALTY
       Callaway Golf                                                                  30,000        721,500
       TJX Cos                                                                        20,000        611,600
===========================================================================================================
                                                                                                  1,333,100
0.42   SERVICES -- COMMERCIAL & CONSUMER
       Boron LePore & Associates(b)                                                   40,000        467,500
===========================================================================================================
0.80   SERVICES -- DATA PROCESSING
       Perot Systems Class A Shrs(b)                                                  70,000        896,000
===========================================================================================================
3.18   TEXTILES -- APPAREL MANUFACTURING
       Jones Apparel Group(b)                                                         10,000        384,000
       Nautica Enterprises(b)                                                         60,000      1,102,500
       Tommy Hilfiger(b)                                                             100,000      1,520,000
       VF Corp(c)                                                                     15,000        541,350
===========================================================================================================
                                                                                                  3,547,850
3.80   TOYS
       Mattel Inc(a)                                                                 250,000      4,240,000
===========================================================================================================
         TOTAL COMMON STOCKS (Cost $83,368,925)                                                  84,696,472
===========================================================================================================
2.29   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 2/28/2001
         due 3/1/2001 at 5.280%, repurchased at $2,560,375
         (Collateralized by US Treasury Notes, due 8/15/2002
         at 6.375%, value $2,612,472)(Cost $2,560,000)                        $    2,560,000      2,560,000
===========================================================================================================
0.63   OPTIONS PURCHASED
0.19   CALLS
0.19   OIL & GAS -- DRILLING & EQUIPMENT
       Oil Service Sector Index, 3/17/2001, $125                                         500        205,000
===========================================================================================================
0.44   PUTS
0.44   RESTAURANTS
       Krispy Kreme Doughnuts, 5/19/2001, $85                                            300        491,250
===========================================================================================================
         TOTAL OPTIONS PURCHASED (COST $1,247,463)                                                  696,250
===========================================================================================================

                                                                                     SHARES,
                                                                                   PRINCIPAL
                                                                    COUNTRY        AMOUNT OR
                                                                    CODE IF        NUMBER OF
%       DESCRIPTION                                                  NON US        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT SECURITIES HELD (Cost $87,176,388)                                   $  87,952,722
===========================================================================================================
(0.02)  OPTIONS WRITTEN
(0.02)  CALLS
(0.02)  TEXTILES -- APPAREL MANUFACTURING
        VF Corp, 3/17/2001, $35 (Proceeds $29,549)                                     (150)       (21,000)
===========================================================================================================
(19.78) INVESTMENT SECURITIES SOLD SHORT -- COMMON STOCKS
(1.16)  AUTOMOBILES
        Harley-Davidson Inc                                                         (30,000)    (1,300,500)
===========================================================================================================
(0.62)  BIOTECHNOLOGY -- HEALTH CARE
        Applera Corp-Applied Biosystems Group                                       (10,000)      (691,000)
===========================================================================================================
(0.18)  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
        Alliance Fiber Optic Products(b)                                            (25,000)      (196,875)
===========================================================================================================
(0.50)  COMPUTER SOFTWARE & SERVICES
        Forrester Research(b)                                                        (5,000)      (195,313)
        SmartForce PLC Sponsored ADR Representing Ord Shrs(b)                       (10,000)      (364,375)
===========================================================================================================
                                                                                                  (559,688)
(0.32)  COMPUTER SYSTEMS
        Lion Biosciences AG Sponsored ADR Representing Ord Shrs(b)                   (8,632)      (358,228)
===========================================================================================================
(2.17)  FINANCIAL -- DIVERSIFIED
        Capital One Financial                                                       (20,000)    (1,105,000)
        MBNA Corp                                                                   (40,000)    (1,315,200)
===========================================================================================================
                                                                                                (2,420,200)
(0.46)  HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
        Guidant Corp(b)                                                             (10,000)      (509,700)
===========================================================================================================
(2.62)  HEALTH CARE -- SERVICES
        Oxford Health Plans(b)                                                      (10,000)      (330,625)
        Quest Diagnostics(b)                                                         (7,500)      (790,500)
        Trigon Healthcare(b)                                                        (30,000)    (1,805,700)
===========================================================================================================
                                                                                                (2,926,825)
(1.89)  HEALTH CARE DRUGS -- PHARMACEUTICALS
        Barr Laboratories(b)                                                        (10,000)      (556,000)
        Elan Corp PLC Sponsored ADR Representing Ord Shrs(b)                         (5,000)      (274,800)
        IVAX Corp(b)                                                                (20,000)      (750,000)
        Shire Pharmaceuticals Group PLC Sponsored ADR
          Representing 3 Ord Shrs(b)                                                (10,000)      (534,375)
===========================================================================================================
                                                                                                (2,115,175)
(2.70)  INSURANCE -- MULTI-LINE
        American International Group                                                (10,000)      (818,000)
        CIGNA Corp                                                                  (20,000)    (2,193,400)
===========================================================================================================
                                                                                                (3,011,400)
(0.46)  REAL ESTATE INVESTMENT TRUST
        Cousins Properties                                                          (20,000)      (517,600)
===========================================================================================================

                                                                                     SHARES,
                                                                                   PRINCIPAL
                                                                    COUNTRY        AMOUNT OR
                                                                    CODE IF        NUMBER OF
%      DESCRIPTION                                                   NON US        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------

(1.35) RETAIL -- GENERAL MERCHANDISE
       Wal-Mart Stores                                                              (30,000) $  (1,502,700)
===========================================================================================================
(0.28) RETAIL -- SPECIALTY
       Tiffany & Co                                                                 (10,000)      (311,100)
===========================================================================================================
(3.22) SERVICES -- COMMERCIAL & CONSUMER
       Convergys Corp(b)                                                            (85,000)    (3,600,600)
===========================================================================================================
(1.01) SERVICES -- DATA PROCESSING
       CSG Systems International(b)                                                 (30,000)    (1,130,625)
===========================================================================================================
(0.84) TELEPHONE
       Telephone & Data Systems                                                     (10,000)      (934,500)
===========================================================================================================
       TOTAL INVESTMENT SECURITIES SOLD SHORT
         (PROCEEDS $21,993,181)                                                                (22,086,716)
===========================================================================================================
58.96  TOTAL INVESTMENTS
       (Cost $65,153,658)
       (Cost for Income Tax Purposes $65,558,261)                                                65,845,006
===========================================================================================================
41.04  OTHER ASSETS IN EXCESS OF LIABILITIES                                                     45,828,720
===========================================================================================================
100.00 TOTAL NET ASSETS                                                                      $  111,673,726
===========================================================================================================

GLOBAL GROWTH FUND
100.00 INVESTMENT SECURITIES HELD
100.00 COMMON STOCKS
1.75   ALUMINUM
       Alcoa Inc                                                                       1,000 $       35,760
===========================================================================================================
1.35   BEVERAGES -- ALCOHOLIC
       Heineken NV                                                       NL              500         27,611
===========================================================================================================
3.85   BIOTECHNOLOGY -- HEALTH CARE
       Genentech Inc(b)                                                                1,500         78,750
===========================================================================================================
1.88   BROADCASTING
       General Motors Class H Shrs(b)                                                  1,700         38,539
===========================================================================================================
7.65   COMMUNICATIONS -- EQUIPMENT &
          MANUFACTURING
       Alcatel SA                                                        FR              600         23,339
       JDS Uniphase(b)                                                                 2,500         66,875
       Nokia Corp Sponsored ADR Representing Ord Shrs                    FI            2,000         44,000
       Nortel Networks                                                   CA            1,200         22,188
===========================================================================================================
                                                                                                    156,402
8.34   COMPUTER SOFTWARE & SERVICES
       BEA Systems(b)                                                                    700         26,862
       Microsoft Corp(b)                                                               1,600         94,400
       Oracle Corp(b)                                                                  2,600         49,400
===========================================================================================================
                                                                                                    170,662
2.34   COMPUTER SYSTEMS
       Brocade Communications Systems(b)                                                 500         19,406

                                                                                     SHARES,
                                                                                   PRINCIPAL
                                                                    COUNTRY        AMOUNT OR
                                                                    CODE IF        NUMBER OF
%      DESCRIPTION                                                   NON US        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------

       Dell Computer(b)                                                                1,300 $       28,437
===========================================================================================================
                                                                                                     47,843
2.72   COMPUTERS -- HARDWARE
       Sun Microsystems(b)                                                             2,800         55,650
===========================================================================================================
3.61   COMPUTERS -- NETWORKING
       Cisco Systems(b)                                                                2,300         54,481
       Juniper Networks(b)                                                               300         19,369
===========================================================================================================
                                                                                                     73,850
5.39    COMPUTERS -- PERIPHERALS
        EMC Corp(b)                                                                    1,900         75,544
        Palm Inc(b)                                                                    2,000         34,750
===========================================================================================================
                                                                                                    110,294
1.75    ELECTRONICS -- COMPONENT DISTRIBUTORS
        Koninklijke Philips Electronics NV New York
          Registered Shrs Representing Ord Shrs                          NL            1,100         35,904
===========================================================================================================
7.79    ELECTRONICS -- SEMICONDUCTORS
        Intel Corp                                                                     1,600         45,700
        Maxim Integrated Products(b)                                                   1,500         69,188
        STMicroelectronics NV New York
          Registered Shrs Representing Ord Shrs                          FR              800         25,104
        Xilinx Inc(b)                                                                    500         19,438
===========================================================================================================
                                                                                                    159,430
7.84    ENTERTAINMENT
        AOL Time Warner(b)                                                             2,800        123,284
        Disney (Walt) Co                                                               1,200         37,140
===========================================================================================================
                                                                                                    160,424
4.09    FINANCIAL -- DIVERSIFIED
        Citigroup Inc                                                                  1,700         83,606
===========================================================================================================
8.96    HEALTH CARE DRUGS -- PHARMACEUTICALS
        AstraZeneca PLC Sponsored ADR Representing
          Ord Shrs                                                       UK              800         37,000
        Novartis AG Sponsored ADR Representing
          1/40 Registered Shr                                            SZ              500         21,335
        Pfizer Inc                                                                     1,000         45,000
        Sanofi-Synthelabo SA                                             FR              300         16,277
        Teva Pharmaceutical Industries Sponsored
          ADR Representing Ord Shrs                                      IS            1,000         63,750
===========================================================================================================
                                                                                                    183,362
2.40    INSURANCE -- MULTI-LINE
        American International Group                                                     600         49,080
===========================================================================================================
5.32    INVESTMENT BANK/BROKER FIRM
        Merrill Lynch & Co                                                               700         41,930
        Schwab (Charles) Corp                                                          3,200         66,880
===========================================================================================================
                                                                                                    108,810

                                                                                     SHARES,
                                                                                   PRINCIPAL
                                                                    COUNTRY        AMOUNT OR
                                                                    CODE IF        NUMBER OF
%      DESCRIPTION                                                   NON US        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------

3.24   INVESTMENT COMPANIES
       NASDAQ-100 Trust, Series 1 Shrs(b)                                              1,400  $      66,290
===========================================================================================================
2.78   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                                     2,100         56,910
===========================================================================================================
1.43   OIL -- INTERNATIONAL INTEGRATED
       Royal Dutch Petroleum New York Registry
         1.25 Gldr Shrs                                                  NL              500         29,165
===========================================================================================================
1.45   RETAIL -- BUILDING SUPPLIES
       Home Depot                                                                        700         29,750
===========================================================================================================
2.25   RETAIL -- SPECIALTY
       eBay Inc(b)                                                                     1,200         45,994
===========================================================================================================
1.41   SERVICES -- COMPUTER SYSTEMS
       VeriSign Inc(b)                                                                   600         28,781
===========================================================================================================
5.03   TELECOMMUNICATIONS -- CELLULAR &
          WIRELESS
       China Mobile Ltd(b)                                               HK            5,000         27,372
       NTT DoCoMo                                                        JA                2         34,614
       Vodafone Group PLC Sponsored ADR
         Representing 10 Ord Shrs                                        UK            1,500         40,965
===========================================================================================================
                                                                                                    102,951
1.81   TELECOMMUNICATIONS -- LONG DISTANCE
       Qwest Communications International(b)                                           1,000         36,970
===========================================================================================================
3.57   TELEPHONE
       Amdocs Ltd(b)                                                                     800         52,008
       McLeodUSA Inc Class A Shrs(b)                                                   1,600         21,000
===========================================================================================================
                                                                                                     73,008
100.00 TOTAL INVESTMENT SECURITIES HELD AT VALUE
       (Cost $2,693,201)
       (Cost for Income Tax Purposes $2,719,321)                                              $   2,045,796
===========================================================================================================
(a) Security has been designated as collateral for short sales.
(b) Security is non-income producing.
(c) Security has been designated as collateral for written options.

SUMMARY OF INVESTMENTS BY COUNTRY

                                                         % OF
                               COUNTRY             INVESTMENT
COUNTRY                           CODE             SECURITIES              VALUE
--------------------------------------------------------------------------------
GLOBAL GROWTH FUND
Canada                              CA                 1.09 %        $    22,188
Finland                             FI                 2.15               44,000
France                              FR                 3.16               64,720
Hong Kong                           HK                 1.34               27,372
Israel                              IS                 3.12               63,750
Japan                               JA                 1.69               34,614
Netherlands                         NL                 4.53               92,680
Switzerland                         SZ                 1.04               21,335
United Kingdom                      UK                 3.81               77,965
United States                                         78.07            1,597,172
================================================================================
                                                     100.00 %        $ 2,045,796
================================================================================
See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2001
UNAUDITED

                                                                                               GLOBAL
                                                                           ADVANTAGE           GROWTH
                                                                                FUND             FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investment Securities Held:
  At Cost(a)                                                          $  87,176,388    $   2,693,201
====================================================================================================
  At Value(a)                                                         $  87,952,722    $   2,045,796
Cash                                                                      1,054,662                0
Deposits With Custodian Bank for Securities Sold Short                   24,233,355                0
Receivables:
  Investment Securities Sold                                             26,112,245                0
  Fund Shares Sold                                                          692,132            1,000
  Dividends and Interest                                                    134,018              669
Prepaid Expenses and Other Assets                                           135,699               51
====================================================================================================
TOTAL ASSETS                                                            140,314,833        2,047,516
====================================================================================================
LIABILITIES
Options Written at Value (Premiums Received $29,459 and $0, respectively)    21,000                0
Investment Securities Sold Short at Value
  (Proceeds $21,993,181 and $0, respectively)                            22,086,716                0
Payables:
  Custodian                                                                       0          161,183
  Investment Securities Purchased                                         5,005,289                0
  Fund Shares Repurchased                                                 1,471,751           11,398
Accrued Distribution Expenses
  Class A                                                                    20,930              535
  Class B                                                                    19,950               70
  Class C                                                                    15,471               99
Accrued Expenses and Other Payables                                               0            8,620
====================================================================================================
TOTAL LIABILITIES                                                        28,641,107          181,905
====================================================================================================
NET ASSETS AT VALUE                                                   $ 111,673,726    $   1,865,611
====================================================================================================
NET ASSETS
Paid-in Capital(b)                                                    $ 122,186,198    $   2,707,389
Accumulated Undistributed Net Investment Loss                             (156,811)          (6,549)
Accumulated Undistributed Net Realized Loss on
  Investment Securities Held, Foreign Currency Transactions,
  Investment Securities Sold Short and Option Contracts                (11,047,009)        (187,824)
Net Appreciation (Depreciation) of Investment Securities Held,
  Foreign Currency Transactions, Investment Securities Sold Short
  and Option Contracts                                                      691,348        (647,405)
====================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                 $ 111,673,726    $   1,865,611
====================================================================================================
NET ASSETS AT VALUE:
  Class A                                                             $  66,586,486    $   1,667,722
====================================================================================================
  Class B                                                             $  25,340,744    $      77,305
====================================================================================================
  Class C                                                             $  19,746,496    $     120,584
====================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2001
UNAUDITED

                                                                                           GLOBAL
                                                                 ADVANTAGE                 GROWTH
                                                                      FUND                   FUND
                                                               (CONTINUED)            (CONTINUED)
-------------------------------------------------------------------------------------------------
Shares Outstanding
  Class A                                                        6,955,175                244,590
  Class B                                                        2,657,615                 11,361
  Class C                                                        2,073,268                 17,726
=================================================================================================
NET ASSET VALUE PER SHARE:
  Class A
    Redemption Price per Share                               $        9.57           $       6.82
    Offering Price per Share (Maximum sales charge of 5.50%) $       10.13           $       7.22
  Class B, Offering and Redemption Price per Share
    (excludes applicable contingent deferred sales charge)   $        9.54           $       6.80
  Class C, Offering and Redemption Price per Share
    (excludes applicable contingent deferred sales charge)   $        9.52           $       6.80
=================================================================================================

(a) Investment securities held at cost and value at February 28, 2001 includes a repurchase agreement of $2,560,000 for Advantage Fund.
(b) The Fund has two billion authorized shares of common stock, par value $0.01 per share. Of such shares, 600 million have been allocated to Advantage Fund and 600 million to Global Growth Fund: 200 million to each Class A, 200 million to each Class B and 200 million to each Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COUNSELOR SERIES FUNDS, INC.
PERIOD ENDED FEBRUARY 28, 2001 (NOTE 1)
UNAUDITED

                                                                               GLOBAL
                                                      ADVANTAGE                GROWTH
                                                           FUND                  FUND
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $      383,215            $    1,846
Dividends from Affiliated Investment Companies           47,295                     0
Interest                                                867,513                12,724
  Foreign Taxes Withheld                                  (729)                  (42)
=====================================================================================
  TOTAL INCOME                                        1,297,294                14,528
=====================================================================================
EXPENSES
Dividends on Investment Securities Sold Short            17,800                     0
Investment Advisory Fees                                844,668                 5,676
Distribution Expenses
  Class A                                               129,592                 1,801
  Class B                                               107,411                   231
  Class C                                                85,438                   245
Transfer Agent Fees                                      36,589                   214
Administrative Services Fees                             30,340                 2,811
Custodian Fees and Expenses                              23,212                 1,631
Directors' Fees and Expenses                              5,200                     0
Interest Expenses                                         2,252                     0
Professional Fees and Expenses                           49,641                 8,630
Registration Fees and Expenses
  Class A                                                36,798                     0
  Class B                                                34,347                     0
  Class C                                                34,164                     0
Reports to Shareholders                                  15,284                     0
Other Expenses                                           10,032                   358
=====================================================================================
  TOTAL EXPENSES                                      1,462,768                21,597
  Fees and Expenses Paid Indirectly                    (14,641)                 (520)
=====================================================================================
    NET EXPENSES                                      1,448,127                21,077
=====================================================================================
NET INVESTMENT LOSS                                   (150,833)               (6,549)
=====================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities Held                       (18,466,900)             (187,893)
  Investment Securities Sold Short                    4,189,895                     0
  Foreign Currency Transactions                       (176,743)                    69
  Option Contracts                                    8,883,624                     0
=====================================================================================
    Total Net Realized Loss                         (5,570,124)             (187,824)
=====================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities Held                          (322,245)             (645,832)
  Investment Securities Sold Short                     (39,649)                     0
  Foreign Currency Transactions                         332,317               (1,573)
  Option Contracts                                    (542,664)                     0
=====================================================================================
    Total Net Depreciation                            (572,241)             (647,405)
=====================================================================================
NET LOSS ON INVESTMENT SECURITIES HELD, FOREIGN
  CURRENCY TRANSACTIONS, INVESTMENT SECURITIES
  SOLD SHORT AND OPTION CONTRACTS                   (6,142,365)             (835,229)
=====================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS       $  (6,293,198)       $     (841,778)
=====================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ADVANTAGE FUND

                                                                SIX MONTHS                 PERIOD
                                                                     ENDED                  ENDED
                                                               FEBRUARY 28              AUGUST 31
-------------------------------------------------------------------------------------------------
                                                                      2001                   2000
                                                                 UNAUDITED               (Note 1)
OPERATIONS
Net Investment Income (Loss)                                 $   (150,833)           $     19,764
Net Realized Gain (Loss) on Investment Securities Held,
  Foreign Currency Transactions, Investment Securities Sold
  Short and Option Contracts                                   (5,570,124)                137,331
Change in Net Appreciation (Depreciation) of Investment
  Securities Held, Foreign Currency Transactions, Investment
  Securities Sold Short and Option Contracts                     (572,241)              1,263,589
=================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          (6,293,198)              1,420,684
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income -- Class A                                  (24,642)                      0
Net Realized Gain on Investment Securities Held,
  Foreign Currency Transactions, Investment Securities
  Sold Short and Option Contracts
    Class A                                                    (3,668,803)                      0
    Class B                                                    (1,098,229)                      0
    Class C                                                      (848,284)                      0
=================================================================================================
TOTAL DISTRIBUTIONS                                            (5,639,958)                      0
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Class A                                                       69,068,890             40,542,105
  Class B                                                       17,663,293             10,625,040
  Class C                                                       15,523,379              8,283,890
Reinvestment of Distributions
  Class A                                                        3,054,248                      0
  Class B                                                          444,615                      0
  Class C                                                          559,565                      0
=================================================================================================
                                                               106,313,990             59,451,035
Amounts Paid for Repurchases of Shares
  Class A                                                     (39,193,572)              (198,729)
  Class B                                                      (1,352,198)                      0
  Class C                                                      (2,934,328)                      0
=================================================================================================
                                                              (43,480,098)              (198,729)
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                       62,833,892             59,252,306
=================================================================================================
TOTAL INCREASE IN NET ASSETS                                    50,900,736             60,672,990
NET ASSETS
Initial Subscription -- Class A                                         --                100,000
Beginning of Period                                             60,772,990                     --
=================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income (Loss) of ($156,811)
  and $18,664, respectively)                                 $ 111,673,726           $ 60,772,990
=================================================================================================
STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
ADVANTAGE FUND (Continued)
                                                                SIX MONTHS                 PERIOD
                                                                     ENDED                  ENDED
                                                               FEBRUARY 28              AUGUST 31
-------------------------------------------------------------------------------------------------
                                                                      2001                   2000
                                                                 UNAUDITED               (Note 1)
FUND SHARE TRANSACTIONS
Initial Subscription -- Class A                                         --                 10,000
Shares Sold
  Class A                                                        6,481,857              4,053,733
  Class B                                                        1,687,025              1,062,481
  Class C                                                        1,479,306                828,354
Shares Issued from Reinvestment of Distributions
  Class A                                                          301,767                      0
  Class B                                                           44,021                      0
  Class C                                                           55,402                      0
=================================================================================================
                                                                10,049,378              5,954,568
Shares Repurchased
  Class A                                                      (3,872,428)               (19,754)
  Class B                                                        (135,912)                      0
  Class C                                                        (289,794)                      0
=================================================================================================
                                                               (4,298,134)               (19,754)
NET INCREASE IN FUND SHARES                                      5,751,244              5,934,814
=================================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
GLOBAL GROWTH FUND
                                                                          PERIOD
                                                                           ENDED
                                                                     FEBRUARY 28
--------------------------------------------------------------------------------
                                                                            2001
                                                                        (Note 1)
                                                                       UNAUDITED
OPERATIONS
Net Investment Loss                                            $         (6,549)
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                                    (187,824)
Change in Net Depreciation of Investment Securities
  and Foreign Currency Transactions                                    (647,405)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                             (841,778)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Class A                                                              2,441,427
  Class B                                                                132,712
  Class C                                                                169,925
================================================================================
                                                                       2,744,064
Amounts Paid for Repurchases of Shares
  Class A                                                              (115,601)
  Class B                                                               (18,898)
  Class C                                                                (2,176)
================================================================================
                                                                       (136,675)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                         2,607,389
================================================================================
TOTAL INCREASE IN NET ASSETS                                           1,765,611
NET ASSETS
Initial Subscription -- Class A                                          100,000
Beginning of Period                                                           --
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($6,549))                             $       1,865,611
================================================================================

                  -------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription -- Class A                                           10,000
Shares Sold
  Class A                                                                248,827
  Class B                                                                 13,393
  Class C                                                                 17,966
================================================================================
                                                                         290,186
Shares Repurchased
  Class A                                                               (14,237)
  Class B                                                                (2,032)
  Class C                                                                  (240)
================================================================================
                                                                        (16,509)
NET INCREASE IN FUND SHARES                                             273,677
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO COUNSELOR SERIES FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Counselor Series Funds, Inc. (formerly INVESCO Advantage Series Funds, Inc.) is incorporated in Maryland and presently consists of two Funds: Advantage Fund and Global Growth Fund (individually the "Fund" and collectively, the "Funds"). The investment objective of each of the Funds is to seek aggressive capital appreciation. The Advantage Fund and Global Growth Fund commenced investment operations on August 25, 2000 and November 29, 2000, respectively. INVESCO Counselor Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company.

The Funds offer three classes of shares, referred to as Class A, Class B and Class C shares. Each Class of shares is subject to an annual distribution fee of 0.35%, 1.00% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. The Advantage Fund was closed to new investors from August 25, 2000 to September 8, 2000.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option Contracts are valued at the last sales price on the principal exchange on which the options are traded. If there is no last sales price reported, then the bid price will be used.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended February 28, 2001, the Advantage Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/ or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Advantage Fund incurred and elected to defer post-October 31 net capital losses of $29,025, to the year ended August 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. OPTIONS -- The Advantage Fund may buy or write put and call options, including securities index options, on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes call options to hedge against adverse movements in the value of portoflio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six months ended February 28, 2001, was as follows:

                                                    CALL OPTIONS                     PUT OPTIONS
------------------------------------------------------------------------------------------------------
                                               NUMBER          AMOUNT         NUMBER            AMOUNT
                                           OF OPTIONS     OF PREMIUMS     OF OPTIONS       OF PREMIUMS
------------------------------------------------------------------------------------------------------
ADVANTAGE FUND
Options outstanding at August 31, 2000          1,150   $   1,332,193              0   $             0
Options written                                18,512      11,302,460            650           668,028
Options closed or expired                    (19,512)    (12,605,104)          (650)         (668,028)
Options outstanding at February 28, 2001          150   $      29,549              0   $             0

H. SHORT SALES -- The Advantage Fund engages in short sales as part of its normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. Short sales are fully collateralized by other securities which are noted in the Statement of Investment Securities. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

I. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses paid indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Advantage Fund is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For Advantage Fund the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Russell 3000 Index (the "Index"), or
(ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to IFG will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for Advantage Fund. During the first twelve months of operation, the investment advisory fee will be charged at the Base Fee of 1.50% with no Fee Adjustment for Advantage Fund. The fee for Global Growth Fund is based on the annual rate of 1.00% of average net assets.

A master distribution plan and agreement for each Class of shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the six months/period ended February 28, 2001, amounts paid to the Distributor were as follows:

                                                CLASS        CLASS       CLASS
FUND                                                A            B           C
--------------------------------------------------------------------------------
Advantage Fund                            $   109,767   $   88,625  $   70,871
Global Growth Fund                              1,266          161         145


If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the six months/period ended February 28, 2001, for Class B were as follows:

                                            DISTRIBUTOR'S       DISTRIBUTOR'S
                                                AGGREGATE        UNREIMBURSED
                                             UNREIMBURSED       EXPENSES AS %
                         AMOUNT RETAINED         EXPENSES       OF NET ASSETS
                          BY DISTRIBUTOR       UNDER PLAN            OF CLASS
--------------------------------------------------------------------------------
ADVANTAGE FUND
Class B Plan             $       107,411   $      549,639               2.17%

GLOBAL GROWTH FUND
Class B Plan             $           231   $          504               0.65%

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months/period ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

POSITION                                             PURCHASES            SALES
--------------------------------------------------------------------------------
ADVANTAGE FUND
Investment Securities Held                        $492,877,963      $415,715,183
Investment Securities Sold Short                   280,869,231       305,116,097

GLOBAL GROWTH FUND
Investment Securities Held                        $  3,793,692      $    912,667

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At February 28, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation(depreciation) were as follows:

                                                                             NET
                                     GROSS            GROSS         APPRECIATION
POSITION                      APPRECIATION     DEPRECIATION       (DEPRECIATION)
--------------------------------------------------------------------------------
ADVANTAGE FUND
Long Positions                $  3,500,845     $  2,577,901       $      922,944
Short Positions                    602,514          696,049             (93,535)
Options Purchased                        0          551,213            (551,213)
Options Written                      8,549                0                8,549
                                                                  --------------
                                                                  $      286,745
GLOBAL GROWTH FUND
Investment Securities Held    $     10,920     $    684,445       $    (673,525)

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the six months/period ended February 28, 2001, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                       UNFUNDED
                                 PENSION                ACCRUED          PENSION
FUND                            EXPENSES          PENSION COSTS        LIABILITY
--------------------------------------------------------------------------------
Advantage Fund                $      477       $  Insignificant      $       477
Global Growth Fund         Insignificant          Insignificant    Insignificant

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to the Advantage Fund's prospectus, the Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes and for purchasing securities, or by engaging in reverse repurchase agreements with any party. The Global Growth Fund may borrow up to 10% of its total assets for temporary or emergency purposes. At February 28, 2001, there were no such borrowings and/or lendings for any Fund.

NOTE 7 -- LINE OF CREDIT. The Advantage Fund has available a Line of Credit Facility ("LOC"), from a bank, to be used for temporary or emergency purposes to fund redemptions of investor shares or to borrow for the purpose of investment activities. The LOC permits borrowings to a maximum of 15% of the net assets at value of the Advantage Fund. The Advantage Fund agrees to pay annual fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. At February 28, 2001, there were no such borrowings for Advantage Fund.

The Global Growth Fund has available a Redemption Line of Credit Facility ("RLOC"), from a consortium national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The RLOC permits borrowings to a maximum of 10% of the net assets at value of the Global Growth Fund. The Global Growth Fund agrees to pay annual fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. At February 28, 2001, there were no such borrowings for Global Growth Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares of the Fund are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% which may be reduced or certain sales charge exceptions may apply. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder; it is not an expense of the Fund. For the six months/period ended February 28, 2001, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                            CLASS A              CLASS B             CLASS C
--------------------------------------------------------------------------------
Advantage Fund              $    49,986          $    36,649         $    14,333
Global Growth Fund        Insignificant        Insignificant       Insignificant

FINANCIAL HIGHLIGHTS
ADVANTAGE FUND -- CLASS A
---------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                      SIX MONTHS             PERIOD
                                                                           ENDED              ENDED
                                                                     FEBRUARY 28          AUGUST 31
---------------------------------------------------------------------------------------------------
                                                                            2001            2000(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      10.24        $     10.00
===================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                    0.00               0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)        (0.19)               0.24
===================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (0.19)               0.24
===================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)                                     0.00               0.00
Distributions from Capital Gains                                          (0.48)               0.00
===================================================================================================
TOTAL DISTRIBUTIONS                                                       (0.48)               0.00
===================================================================================================
Net Asset Value -- End of Period                                    $       9.57        $     10.24
===================================================================================================

TOTAL RETURN(d)                                                       (2.07%)(e)           2.40%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $     66,586        $    41,413
Ratio of Expenses to Average Net Assets
  (including dividends on investment securities sold short)          1.12%(e)(f)           1.82%(g)
Ratio of Expenses to Average Net Assets
  (excluding dividends on investment securities sold short)          1.10%(e)(f)           1.82%(g)
Ratio of Net Investment Income to Average Net Assets                    0.04%(e)           3.28%(g)
Portfolio Turnover Rate                                               768%(e)(h)              5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the six months ended February 28, 2001 and for the period ended August 31, 2000.
(c) Distributions from Net Investment Income aggregated less than $0.01 on a per share basis for the six months ended February 28, 2001.
(d) The applicable sales charges are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover was greater than expected during the period due to active trading undertaken in response to market conditions, which is consistent with the Fund's Investment Objectives.

FINANCIAL HIGHLIGHTS
ADVANTAGE FUND -- CLASS B

---------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      SIX MONTHS             PERIOD
                                                                           ENDED              ENDED
                                                                     FEBRUARY 28          AUGUST 31
---------------------------------------------------------------------------------------------------
                                                                            2001            2000(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      10.24        $     10.00
===================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                           (0.03)               0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)        (0.19)               0.24
===================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (0.22)               0.24
===================================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                                          (0.48)               0.00
===================================================================================================
Net Asset Value -- End of Period                                    $       9.54        $     10.24
===================================================================================================

TOTAL RETURN(c)                                                       (2.40%)(d)           2.40%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $     25,341        $    10,878
Ratio of Expenses to Average Net Assets
  (including dividends on investment securities sold short)          1.55%(d)(e)           2.56%(f)
Ratio of Expenses to Average Net Assets
  (excluding dividends on investment securities sold short)          1.54%(d)(e)           2.56%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.40%)(d)           2.53%(f)
Portfolio Turnover Rate                                               768%(d)(g)              5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover was greater than expected during the period due to active trading undertaken in response to market conditions, which is consistent with the Fund's Investment Objectives.

FINANCIAL HIGHLIGHTS
ADVANTAGE FUND -- CLASS C

---------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      SIX MONTHS             PERIOD
                                                                           ENDED              ENDED
                                                                     FEBRUARY 28          AUGUST 31
---------------------------------------------------------------------------------------------------
                                                                            2001            2000(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      10.24        $     10.00
===================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                           (0.05)               0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)        (0.19)               0.24
===================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (0.24)               0.24
===================================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                                          (0.48)               0.00
===================================================================================================
Net Asset Value -- End of Period                                    $       9.52        $     10.24
===================================================================================================

TOTAL RETURN(c)                                                       (2.60%)(d)           2.40%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $     19,746        $     8,482
Ratio of Expenses to Average Net Assets
  (including dividends on investment securities sold short)          1.69%(d)(e)           2.57%(f)
Ratio of Expenses to Average Net Assets
  (excluding dividends on investment securities sold short)          1.67%(d)(e)           2.57%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.53%)(d)           2.53%(f)
Portfolio Turnover Rate                                               768%(d)(g)              5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover was greater than expected during the period due to active trading undertaken in response to market conditions, which is consistent with the Fund's Investment Objectives.

FINANCIAL HIGHLIGHTS
GLOBAL GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          PERIOD
                                                                           ENDED
                                                                     FEBRUARY 28
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.02)
Net Losses on Securities (Both Realized and Unrealized)                   (3.16)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (3.18)
================================================================================
Net Asset Value -- End of Period                                    $       6.82
================================================================================

TOTAL RETURN(b)                                                      (31.80%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $      1,668
Ratio of Expenses to Average Net Assets(d)                              0.94%(c)
Ratio of Net Investment Loss to Average Net Assets                    (0.26%)(c)
Portfolio Turnover Rate                                                   64%(c)

(a) From November 29, 2000, commencement of investment operations, to February 28, 2001.
(b) The applicable sales charges are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

FINANCIAL HIGHLIGHTS
GLOBAL GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                          PERIOD
                                                                           ENDED
                                                                     FEBRUARY 28
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.04)
Net Losses on Securities (Both Realized and Unrealized)                   (3.16)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (3.20)
================================================================================
Net Asset Value -- End of Period                                    $       6.80
================================================================================

TOTAL RETURN(b)                                                      (32.00%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $         77
Ratio of Expenses to Average Net Assets(d)                              1.13%(c)
Ratio of Net Investment Loss to Average Net Assets                    (0.54%)(c)
Portfolio Turnover Rate                                                   64%(c)

(a) From November 29, 2000, commencement of investment operations, to February 28, 2001.
(b) The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

FINANCIAL HIGHLIGHTS
GLOBAL GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                          PERIOD
                                                                           ENDED
                                                                     FEBRUARY 28
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.04)
Net Losses on Securities (Both Realized and Unrealized)                   (3.16)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (3.20)
================================================================================
Net Asset Value -- End of Period                                    $       6.80
================================================================================

TOTAL RETURN(b)                                                      (32.00%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $        121
Ratio of Expenses to Average Net Assets(d)                              1.19%(c)
Ratio of Net Investment Loss to Average Net Assets                    (0.65%)(c)
Portfolio Turnover Rate                                                   64%(c)

(a) From November 29, 2000, commencement of investment operations, to February 28, 2001.
(b) The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

For more information, please contact your financial advisor.

1-800-6-INVESCO
On the World Wide  Web: invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.


SADV 9121 3/01